STI CLASSIC VARIABLE TRUST

                           Investment Grade Bond Fund

                      Supplement dated July 15, 2003 to the
           Prospectus dated May 1, 2003, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the heading "PORTFOLIO MANAGERS," the fourth paragraph should be replaced with the following:

         The Investment Grade Bond Fund is co-managed by Mr. L. Earl Denney, CFA, and Mr. Charles B. Leonard, CFA, FLMI. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992. He has more than 23 years of investment experience. Mr. Leonard has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President since joining Trusco in 1986. Mr. Leonard has also served as Co-Head of Fixed Income Strategy at Trusco since May 2002. Mr. Leonard has co-managed the Investment Grade Bond Fund since May 2003. He has more than 32 years of investment experience.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





                                                                 STI-SU-033-0100